Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of September 14, 2021 (this “Agreement”), among VINE ENERGY HOLDINGS LLC, a Delaware limited liability company (the “Borrower”), the Lenders party hereto constituting the Required Lenders and acknowledged by Citibank, N.A. (“Citi”), as Administrative Agent and Collateral Agent, is entered into in connection with the Existing Credit Agreement referred to in the first recital below.

RECITALS

WHEREAS, the Borrower, the Lenders and Issuing Banks party thereto from time to time, and Citi, as administrative agent and collateral agent (in such capacities, the “Administrative Agent”) are party to that certain Credit Agreement, dated as of March 8, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”); capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings assigned to such terms in the Existing Credit Agreement, as amended, supplemented or otherwise modified by this Agreement (the “Credit Agreement”);

WHEREAS, pursuant to Section 2.14(b) of the Existing Credit Agreement, the Borrowing Base shall be redetermined following delivery of the Reserve Report, the Reserve Report Certificate and the other information required under Section 9.14(c) of the Existing Credit Agreement, with such redetermination contemplated to become effective and applicable the Lenders on or about October 1, 2021;

WHEREAS, pursuant to Section 9.18(b) of the Existing Credit Agreement, the Borrower is required to enter into Hedge Agreements in respect of a minimum volume of Hydrocarbons as set forth therein; and

WHEREAS, the Borrower has requested, and the Required Lenders have consented, to postpone the Scheduled Redetermination that is scheduled to become effective as of October 1, 2021 (the “Fall 2021 Scheduled Redetermination”), to December 1, 2021 (or such later date that is promptly as possible thereafter) and to amend the requirements of Section 9.18(b) of the Existing Credit Agreement solely during the Hedging Extension Period (as defined below), in each case on the terms and subject to the conditions of this Agreement.

NOW, THEREFORE, in consideration of the premises contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1. Extension Period.

(a) In reliance upon the representations, warranties and covenants of the Borrower and each other Credit Party contained in this Agreement, and subject to the effectiveness and the terms and conditions of this Agreement, and in accordance with Section 13.1 of the Existing Credit Agreement, the Required Lenders hereby agree as of the Extension Effective Date (as defined below):

(i) to postpone the Fall 2021 Scheduled Redetermination (the “Redetermination Extension”) to the earlier of (x) on or about December 1, 2021 (or as promptly as possible thereafter) and (y) ten (10) Business Days (or as promptly as possible thereafter) following the termination prior to the consummation of the Merger (as defined in the Sale Agreement (as defined below)) of that certain Agreement and Plan of Merger, dated as of August 10, 2021 (the “Sale Agreement”), by and among Chesapeake Energy Corporation, Hannibal Merger Sub, Inc., Hannibal Merger Sub, LLC, Vine Energy Inc. and Vine Energy Holdings LLC; and

(ii) that the Credit Parties shall not be required to comply with the requirements of Section 9.18(b) in the Existing Credit Agreement solely with respect to the requirement to enter into and maintain certain Hedge Agreements for the fiscal quarter ending June 30, 2023 (the “Hedging Requirement Extension”) until the earlier of (x) December 11, 2021, and (y) the date that is ten (10) Business Days following the termination prior to the consummation of the Merger or the Sale Agreement (the “Hedging Extension Termination Date”) (the period beginning on the Extension Effective Date until and including the Hedging Extension Termination Date being referred to herein as the “Hedging Extension Period”).

(b) The Hedging Requirement Extension and the Redetermination Extension are a limited consent and shall not be deemed to constitute a waiver of any other provision of, or any breach of, the Existing Credit Agreement or any other Credit Documents (including Section 2.14(b) in the Existing Credit Agreement with respect to any Interim Redetermination) or a consent to any amendment or other modification of any other provision of the Existing Credit Agreement or any other Credit Document; and

Section 2. Representations and Warranties.

In order to induce the Required Lenders to enter into this Agreement, and the Administrative Agent to acknowledge this Agreement, the Borrower hereby represents and warrants to the Administrative Agent and each Lender that is a party hereto that, as of the Extension Effective Date:

(a) none of the execution, delivery or performance by any Credit Party of this Agreement will (a) contravene any Requirement of Law, except to the extent such contravention would not reasonably be expected to result in a Material Adverse Effect, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Credit Party or any of the Restricted Subsidiaries (other than Liens created under the Credit Documents) pursuant to the terms of any Contractual Requirement, except to the extent such breach, default or Lien that would not reasonably be expected to result in a Material Adverse Effect or (c) violate any provision of the Organization Documents of such Credit Party or any of the Restricted Subsidiaries;

(b) each Credit Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Agreement, and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement;

(c) this Agreement constitutes the legal, valid and binding obligation of each Credit Party, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law); and

(d) (i) both immediately before and after giving effect to this Agreement no Default or Event of Default has occurred and is continuing and (ii) after giving effect to this Agreement all representations and warranties made by each Credit Party contained herein or in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such designation (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date and except that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates).

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Section 3. Conditions Precedent to the Extension Effective Date.

This Agreement shall become effective on the date (such date, the “Extension Effective Date”) that the Administrative Agent (or its counsel) shall have received executed counterparts of this Agreement from Lenders constituting the Required Lenders and the Borrower.

Section 4. Expenses.

The Borrower shall pay or cause to be paid, to the extent payable under Section 13.5 of the Credit Agreement, all reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Agreement and the other instruments and documents to be delivered hereunder, if any (including the reasonable and documented fees, disbursements and other charges of Latham & Watkins LLP, counsel for the Administrative Agent).

Section 5. Counterparts; Facsimile.

This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent. This Agreement may be validly delivered by facsimile or other electronic transmission of an executed counterpart of the signature page hereof. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 6. GOVERNING LAW.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 7. Effect of Agreement.

(a) Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agents, the Borrower or any other Credit Party under the Existing Credit Agreement or any other Credit Document, and, except pursuant to the Hedging Requirement Extension and the Redetermination Extension, shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or any other Credit Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances.

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(b) On and after the Extension Effective Date, this Agreement shall for all purposes constitute a Credit Document.

[signature pages follow]

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The parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

BORROWER:	VINE ENERGY HOLDINGS LLC

	By:	/s/ Jonathan C. Curth
	Name:	Jonathan C. Curth
	Title:	Executive Vice President, General Counsel and Corporate Secretary

[SIGNATURE PAGE TO FIRST AMENDMENT TO VINE ENERGY HOLDINGS, LLC CREDIT AGREEMENT]

LENDERS:	CITIBANK, N.A., as a Lender and as Administrative Agent
and Collateral Agent

	By:	/s/ Jeff Ard
	Name:	Jeff Ard
	Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO VINE ENERGY HOLDINGS, LLC CREDIT AGREEMENT]

BANK OF AMERICA, as a Lender

By:	/s/ Alia Qaddumi
Name:	Alia Qaddumi
Title:	Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO VINE ENERGY HOLDINGS, LLC CREDIT AGREEMENT]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Arvind Admal
Name:	Arvind Admal
Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO VINE ENERGY HOLDINGS, LLC CREDIT AGREEMENT]

Credit Suisse AG, Cayman Island Branch, as a Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Michael Wagner
Name:	Michael Wagner
Title:	Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT TO VINE ENERGY HOLDINGS, LLC CREDIT AGREEMENT]

KeyBank National Association, as a Lender

By:	/s/ George E. McKean
Name:	George E. McKean
Title:	Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO VINE ENERGY HOLDINGS, LLC CREDIT AGREEMENT]

Morgan Stanley Bank, N.A., as a Lender

By:	/s/ Marisa Moss
Name:	Marisa B. Moss
Title:	Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT TO VINE ENERGY HOLDINGS, LLC CREDIT AGREEMENT]

MUFG Union Bank, N.A., as a Lender

By:	/s/ Stephen W. Warfel
Name:	Stephen W. Warfel
Title:	Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT TO VINE ENERGY HOLDINGS, LLC CREDIT AGREEMENT]

Royal Bank of Canada, as a Lender

By:	/s/ Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT TO VINE ENERGY HOLDINGS, LLC CREDIT AGREEMENT]

Goldman Sachs Lending Partners LLC, as a Lender

By:	/s/ Mahesh Mohan
Name:	Mahesh Mohan
Title:	Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT TO VINE ENERGY HOLDINGS, LLC CREDIT AGREEMENT]